                                  EXHIBIT 10.16

                                  -------------

                               FIRST AMENDMENT TO

                         AMENDED AND RESTATED RECIPROCAL

                      EASEMENT, USE AND OPERATING AGREEMENT

     This FIRST AMENDMENT TO AMENDED AND RESTATED RECIPROCAL EASEMENT, USE AND OPERATING AGREEMENT (this "Amendment") is dated as of this 17th day of December, 1999, by and among VENETIAN CASINO RESORT, LLC, a Nevada limited liability company having an address at 3355 Las Vegas Boulevard South, room 1C, Las Vegas, Nevada 89109 ("Phase I LLC," in its capacity as "H/C I Owner" (as hereinafter defined)), as successor-in-interest to Las Vegas Sands, Inc. ("LVSI"); LIDO CASINO RESORT LLC, a Nevada limited liability company having an address at 3355 Las Vegas Boulevard South, room 1C, Las Vegas, Nevada 89109 ("Phase II LLC"), as successor-in-interest to Phase I LLC in its capacity as the Owner of the Phase II Land; GRAND CANAL SHOPS MALL SUBSIDIARY, LLC, a Delaware liability company having an address at 3355 Las Vegas Boulevard South, room 1G, Las Vegas, Nevada 89109, ("Mall Subsidiary LLC," in its capacity as "Mall I Owner" (as hereinafter defined)), as successor-in-interest to Grand Canal Shops Mall, LLC, as successor-in-interest to Grand Canal Shops Mall Construction, LLC; and INTERFACE GROUP - NEVADA, INC., a Nevada corporation having an address at 3355 Las Vegas Boulevard South, room 1B, Las Vegas, Nevada 89109 ("Interface," in its capacity as "SECC Owner" (as hereinafter defined)).

                                R E C I T A L S

A. WHEREAS, Phase I LLC, Grand Canal Shops Mall Construction, LLC, predecessor-in-interest to Mall Subsidiary LLC, and Interface previously entered into that certain Amended and Restated Reciprocal Easement, Use and Operating Agreement, dated as of November 14, 1997 (the "REA") which was recorded on November 21, 1997 as Document Number 00731 in Book 971121 in the official records, Clark County, Nevada (uppercase terms used but not defined herein shall have their respective meanings assigned thereto in the
     REA); and

          WHEREAS, in accordance with the FADAA, LVSI, Phase I LLC and Interim Mall LLC effected the Subdivision; and

          WHEREAS, in accordance with the provisions of the Mall I Airspace/Ground Lease, Phase I LLC granted fee title in and to the Mall I Airspace and the Retail Annex Land to Grand Canal Shops Mall Construction, LLC; and

          WHEREAS, in accordance with the provisions of the Sale and Contribution Agreement, Grand Canal Shops Mall Construction, LLC has conveyed all its right, title and interest in and to (i) the Mall I Airspace, the Retail Annex Land and any buildings and improvements constructed therein and thereon (ii) the Billboard Master Lease, (iii) the Billboard Operating Lease, (iv) the Canyon Ranch Master Lease (as defined below), (v) the Canyon Ranch Operating Lease (as defined below), (vi) the Lutece Master Lease (as defined below), (vii) all other Leases affecting the Mall I Space, and (viii) all other tangible and intangible property and contract rights owned by Grand Canal Shops Mall Construction, LLC and related to the Phase I Mall or the Mall I Space (the items described in the foregoing classes (i), (ii), (iii) (iv), (v), (vi), (vii) and (viii), collectively, the "Phase I Mall Interests") to Grand Canal Shops Mall, LLC; and

          WHEREAS, Grand Canal Shops Mall, LLC has conveyed all its right, title and interest in and to the Phase I Mall Interests to Mall Subsidiary, LLC;

          WHEREAS, Phase I LLC (in its capacity as Owner of the Phase I Land (excluding the Retail Annex Land)), Phase II LLC (in its capacity as Owner of the Phase II Land), Interface (as Owner of the SECC Land) and Mall Subsidiary LLC (as Mall I Owner) desire to amend the REA to, among other things, acknowledge and confirm that Phase II LLC and Mall Subsidiary LLC are bound by the REA, and to set forth certain rights and obligations of Mall I Owner and H/C I Owner with respect to the Canyon Ranch Premises (as defined below), upon the terms and conditions hereinafter set forth; and

          WHEREAS, as of the date hereof (i) Phase I LLC is the owner in fee simple of the Phase I Land (excluding the Retail Annex Land) which is located in the County of Clark, Nevada ("Clark County") and described on Exhibit A attached hereto; (ii) Phase II LLC is the owner in fee simple of the Phase II Land, which is located in Clark County and described on Exhibit B attached hereto; (iii)Interface is the owner in fee simple of the SECC Land, which is located in Clark County and described on Exhibit C attached hereto; (iv) Mall Subsidiary LLC is the owner in fee simple of the Retail Annex Land, which is located in Clark County and described on Exhibit D attached hereto; (v) Mall Subsidiary LLC is the owner in fee simple of the Mall I Airspace, which is located in Clark County and described in Exhibit E attached hereto; and (vi) Mall Subsidiary LLC is the holder of leasehold estates in the premises leased under the Billboard Master Lease, the Canyon Ranch Master Lease and the Lutece Master Lease.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the REA, and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their legal representatives, successors and assigns, hereby agree as follows:

                                Billboard Space.

                                ---------------

     Effective as of the date hereof, Article XVI of the REA is hereby modified as follows: The words "Additional Billboard Premises" in the second line and in the sixth and seventh lines of the first sentence of Article XVI are hereby deleted in each instance and replaced by the words "Additional Billboard Space."

     The definition of "Mall I Space" in paragraph Q of the Recitals is amended to include (i) during the term of the Canyon Ranch Master Lease, the Additional Canyon Ranch Space and (ii) during the term of the Lutece Master Lease, the Additional Lutece Space (as either of them may be properly adjusted in accordance with the terms of the REA in connection with the H/C I/Mall Lot Line Modifications).

     The definition of "Mall I Owner" in paragraph Q of the Recitals shall be amended to add the following at the end thereof: ", and for so long as the Canyon Ranch Master Lease shall be in effect, the leasehold estate in the Additional Canyon Ranch Space pursuant to the Canyon Ranch Master Lease, and for so long as the Lutece Master Lease shall be in effect, the leasehold estate in the Additional Lutece Space pursuant to the Lutece Master Lease." a) The definition of "Billboard Master Lease" in paragraph P of the Recitals shall be amended to add the following after the words "immediately prior to the recordation of this Agreement" in the third line of said paragraph P: "as the same may be further amended from time to time".

2.                           Canyon Ranch Space.
                             ------------------

     Effective as of the date hereof, the following new Article XVII shall be added to the REA to read in full as follows:

                                  "ARTICLE XVII

                               CANYON RANCH SPACE

          In the event the Canyon Ranch Operating Lease shall terminate or expire, and from time to time thereafter, if the Additional Canyon Ranch Space shall not be physically separated from the remainder of the Canyon Ranch Premises, at the request of Mall I Owner or H/C I Owner, Mall I Owner and H/C I Owner, together with the Mortgagees of such Owners, shall negotiate, in good faith, in order to attempt to reach agreement as to whether to physically separate the Additional Canyon Ranch Space from the remainder of the Canyon Ranch Premises, to erect one or more floors in the Canyon Ranch Premises and/or to take any other actions in connection with the Canyon Ranch Premises; provided that the Mortgagees and such Owners shall not unreasonably withhold their consent to any agreement between Mall I Owner and H/C I Owner with respect to any of the foregoing. The cost of any such separation, erection or other action shall be equally divided between Mall I Owner and H/C I Owner. If such Owners and Mortgagees shall not agree as to how to proceed with respect to the Canyon Ranch Premises, then, the Canyon Ranch Master Lease shall be terminated by the parties thereto and a physical separation shall be constructed by Mall I Owner and H/C I Owner in the manner noted above."

1.                       Acknowledgment and Confirmation.
                         -------------------------------

     The parties hereto acknowledge and confirm that the REA, as amended by this Amendment, shall be binding on, and inure to the benefit of, (i) Mall Subsidiary LLC, as successor-in-interest to Grand Canal Shops Mall, LLC, as successor-in-interest to Grand Canal Shops Mall Construction, LLC, as Mall I Owner, and (ii) Phase II LLC, as successor-in-interest to Phase I LLC as the Owner of the Phase II Land, respectively, and the successors and assigns of each.

                            Schedule I - Definitions.

                            -------------------------

     Effective as of the date hereof, the following new definitions are added to
Schedule I:

     "Additional Canyon Ranch Space" shall mean that portion of the Phase I Land
      -----------------------------
and the Phase I Hotel/Casino demised under the Canyon Ranch Master Lease.

     "Additional  Lutece  Space" shall mean that portion of the Phase I Land and
      ------------------------
the Phase I Hotel/Casino demised under the Lutece Master Lease.

     "Canyon  Ranch Master  Lease"  shall mean the Master  Lease for  Additional
      ---------------------------
Canyon Ranch Space, dated as of June 1, 1998 between Venetian Casino Resort, LLC, as landlord and Grand Canal Shops Mall Construction, LLC, as tenant, as amended by a First Amendment, dated as of November 12, 1999, as the same may be further amended from time to time.

     "Canyon Ranch  Operating  Lease" shall mean the Lease,  dated as of June 1,
      ------------------------------
1998 between Grand Canal Shops Mall Construction, LLC, as landlord and CR Las Vegas, LLC, as tenant, as the same may be amended from time to time.

     "Canyon Ranch  Premises"  shall mean the premises  demised under the Canyon
      ----------------------
Ranch Operating Lease.

     "Lutece  Master  Lease" shall mean the Master Lease for  Additional  Lutece
      ---------------------
Space, dated as of May 20, 1999 between Venetian Casino Resort, LLC, as landlord and Grand Canal Shops Mall Construction, LLC, as tenant, as the same may be further amended from time to time.

                                  Ratification.

                                  -------------

     Except  as  modified  by  this  Amendment,   the  REA  and  all  covenants,
agreements, terms and conditions thereof shall remain in full force and effect and are hereby in all respects ratified and confirmed.

                            [signature page follows]

     IN WITNESS WHEREOF, the Parties hereto have set their hands the day and year first above written.

                           VENETIAN CASINO RESORT, LLC

                By:     Las Vegas Sands,  Inc.,  as managing member

                By:     /s/ David Friedman

                        -----------------------------------------------
                        Name:  David Friedman
                        Title: Secretary

                          INTERFACE GROUP-NEVADA, INC.


                By:     /s/ David Friedman

                        ----------------------------------------------
                        Name:  David Friedman
                        Title: Secretary

                             LIDO CASINO RESORT, LLC

                By:     Lido Casino Resort Holding Company, LLC

                By:     Lido Intermediate Holding Company, LLC

                By:     Venetian Casino Resort, LLC

                By:     Las Vegas Sands, Inc.

                By:     /s/ David Friedman

                        -------------------------------------------
                        Name: David Friedman
                        Title: Secretary

                     GRAND CANAL SHOPS MALL SUBSIDIARY, LLC

                By:  Grand Canal Shops Mall, LLC

                By:  Grand Canal Shops Mall Holding Company, LLC

                By:  Mall Intermediate Holding Company, LLC

                By:  Venetian Casino Resort, LLC

                By:  Las Vegas Sands, Inc.


                By: /s/ David Friedman

                   -----------------------------------------
                Name: David Friedman
                Title: Secretary

State of New York )
         --------
                 :  ss.:
County of New York)
          --------

               This instrument was acknowledged before me on December 17, 1999 by David Friedman as Secretary of INTERFACE GROUP-NEVADA, INC.

   --------------    ---------
                                                /s/Todd Matthias

                                                -----------------------------
                                               (Signature of notarial officer)
(Seal, if any)
                                               My commission expires:

State of New York )
         --------
                             :  ss.:
County of New York)
          --------

               This instrument was acknowledged before me on December 17, 1999 by David Friedman, Secretary of Las Vegas Sands, Inc., the managing member of
   --------------  ---------
VENETIAN CASINO RESORT, LLC.




                                                /s/ Todd Matthias

                                                -----------------------------
                                               (Signature of notarial officer)
(Seal, if any)
                                               My commission expires:

State of New York  )
         --------
                             :  ss.:
County of New York )
          --------
               This instrument was acknowledged before me on December 17, 1999, by David Friedman, as Secretary of Las Vegas Sands, Inc., a corporation which
   --------------     ---------
is the managing member of Venetian Casino Resort, LLC, a limited liability company which is the managing member of Lido Intermediate Holding Company, LLC, a limited liability company which is the managing member of Lido Casino Resort Holding Company, LLC, a limited liability company which is the managing member of Lido Casino Resort, LLC, a limited liability company which is the party to this document.

                                                /s/ Todd Matthias

                                               ----------------------------
                                                        Notary Public

State of New York )
         --------
                             :  ss.:
County of New York)
          --------
               This instrument was acknowledged before me on December 17, 1999, by David Friedman, as Secretary of Las Vegas Sands, Inc., a corporation which is
   --------------     ---------
the managing member of Venetian Casino Resort, LLC, a limited liability company which is the managing member of Mall Intermediate Holding Company, LLC, a limited liability company which is the managing member of Grand Canal Shops Mall Holding Company, LLC, a limited liability company which is the managing member of Grand Canal Shops Mall, LLC, a limited liability company which is the managing member of Grand Canal Shops Mall Subsidiary, LLC, a limited liability company which is the party to this document.

                                                /s/ Todd Matthias

                                               ----------------------------
                                                        Notary Public

Prepared By and Recorded At The
Request Of:  Paul, Weiss, Rifkind,
Wharton & Garrison
1285 Avenue of the Americas
New York, New York  10019-6064
Attention: Harris B. Freidus, Esq.

When Recorded Return To:

Lionel Sawyer & Collins
1700 Bank of Americas Plaza
300 South Fourth Street
Las Vegas, Nevada 89101
Attention: David Whittemore, Esq.

FIRST AMENDMENT TO
AMENDED AND RESTATED RECIPROCAL
EASEMENT, USE AND OPERATING AGREEMENT

among

INTERFACE GROUP - NEVADA, INC.,

GRAND CANAL SHOPS MALL SUBSIDIARY, LLC,

LIDO CASINO RESORT, LLC

and

VENETIAN CASINO RESORT, LLC

Dated as of December 17, 1999